  EXHIBIT 10.6

SUPPLEMENT TO GUARANTEE AND COLLATERAL AGREEMENT

This SUPPLEMENT (this “Supplement”) dated as of October 20, 2022 to the Guarantee and Collateral Agreement dated as of August 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among HLCO BORROWER, LLC, a Delaware limited liability company (“Company”), the other parties that may become Grantors hereunder after the date hereof from time to time party hereto, (together with Company, individually a “Grantor” and collectively, the “Grantors”) and WESTMOUNT GROUP LLC, as collateral agent (in such capacity, including any successors and assigns, the “Collateral Agent”) for the Secured Parties.

A. Reference is made to the Credit Agreement dated as of August 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, The Healing Company Inc., a Nevada corporation (“Parent”), the lenders from time to time party thereto (the “Lenders”), Westmount Group LLC, as administrative agent (in such capacity, including any successors and assigns, the “Administrative Agent”) for the Lenders, and the Collateral Agent for the Lenders.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make the Term Loans. Section 7.17 of the Guarantee and Collateral Agreement provides that additional Subsidiaries of the Company may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Term Loans and as consideration for the Term Loans previously made.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.17 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects (unless such representations and warranties are qualified by materiality or Material Adverse Effect, then in all respects) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

Healing Company Supplement to Guarantee and Collateral Agreement (Your Super)

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SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally).

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by the New Subsidiary (ii) any and all Intellectual Property now owned by the New Subsidiary, (iii) any and all Deposit Accounts owned by New Subsidiary and (iv) further supplements each and every Schedule to the Guarantee and Collateral Agreement as set forth on Schedule I attached hereto, (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization and (c) attached hereto is a completed Perfection Certificate with respect to such New Subsidiary.

SECTION 5. The New Subsidiary by its signature below becomes an Assignor under the Collateral Assignment of Purchase Agreement with the same force and effect as if originally named therein as an Assignor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Assignment of Purchase Agreement applicable to it as a Assignor thereunder and (b) represents and warrants that the representations and warranties made by it as an Assignor thereunder are true and correct on and as of the date hereof. Each reference to an “Assignor” in the Collateral Assignment of Purchase Agreement shall be deemed to include the New Subsidiary. The Collateral Assignment of Purchase Agreement is hereby incorporated herein by reference.

SECTION 6. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 7. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5‑1401 AND 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

SECTION 8. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.1 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Company as provided in Section 9.1 of the Credit Agreement.

SECTION 10. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented out-of-pocket fees, other charges and disbursements of external counsel for the Collateral Agent, in each case, in accordance with Section 9.2 of the Credit Agreement, mutatis mutandis.

Healing Company Supplement to Guarantee and Collateral Agreement (Your Super)

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IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

YOUR SUPER HLCO LLC, as New Subsidiary

By:
Name:
Title:

WESTMOUNT GROUP LLC, as Collateral Agent

By:
Name:
Title:

Healing Company Supplement to Guarantee and Collateral Agreement (Your Super)

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Collateral of the New Subsidiary

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
Your Superfoods B.V.		Your Super HLCO LLC		100%
Your Superfoods GmbH		Your Superfoods B.V.		100%
Your Superfoods, Inc.		Your Superfoods B.V.		100%

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

Trademarks:	See attached schedule from APA (Exhibit A to Schedule 2.1(p)

Registered Patents:

Registered Copyrights:

Licenses:

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DEPOSIT ACCOUNTS

Account Holder: Your Super HLCO LLC

ABA Number: 321081669

Account Number:

Bank Name: First Republic

Bank Address:111 Pine Street San Francisco, CA 94111

Beneficiary Address11th Floor Ten Grand St. Brooklyn, NY 11249

Account Holder	Account Bank	Account Number	Branch Address

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